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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2006

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

           1-13045                                        23-2588479
   (Commission File Number)                    (IRS Employer Identification No.)

                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

On December 7, 2006, Iron Mountain Incorporated (the "Company") announced the authorization and approval of a three-for-two stock split effected in the form of a dividend on the Company's Common Stock, par value $0.01 per share. Shares of the Common Stock will be issued on December 29, 2006, to all stockholders of record as of the close of business on December 18, 2006. For more information, see the Company's press release, dated December 7, 2006, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

99.1 Press Release of Iron Mountain Incorporated dated December 7, 2006 (filed herewith).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          IRON MOUNTAIN INCORPORATED
                                          (Registrant)


                                          By:    /s/ John F. Kenny, Jr.
                                                 -------------------------------
                                          Name:  John F. Kenny, Jr.
                                          Title: EVP and Chief Financial Officer

Date: December 7, 2006